Exhibit 10.5

AMENDMENT NO. 1 TO

COLLATERAL TRUST AGREEMENT

AMENDMENT NO. 1 TO COLLATERAL TRUST AGREEMENT (this “Amendment”), dated as of March 2, 2016 (the “Effective Date”), among Real Alloy Holding, Inc., a Delaware corporation (the “Issuer”), each of the Guarantors listed on the signature pages hereto (the “Guarantors”), Wilmington Trust, National Association, as trustee under the Indenture (the “Trustee”), and Wilmington Trust, National Association, as notes collateral trustee (the “Notes Collateral Trustee”).

W I T N E S S E T H :

WHEREAS, SGH Escrow Corporation, a Delaware corporation (the “Escrow Issuer”) and Intermediate Holdings have heretofore executed and delivered to the Trustee an Indenture, dated as of January 8, 2015 (the “Original Indenture”), providing for the issuance of 10.000% Senior Secured Notes Due 2019 (the “Notes”);

WHEREAS, pursuant to that First Supplemental Indenture, dated February 27, 2015, among the Issuer, Intermediate Holdings, the Additional Guarantors, the Trustee and the Notes Collateral Trustee, which amended the Original Indenture (such amended Original Indenture, the “Indenture”), the Escrow Issuer merged with and into the Issuer, with the Issuer being the surviving entity of such merger and the Escrow Issuer ceasing to exist;

WHEREAS, the Issuer, the Guarantors from time to time party thereto, the Trustee and the Notes Collateral Trustee are party to that certain Collateral Trust Agreement, dated February 27, 2015 (the “Collateral Trust Agreement”);

WHEREAS, the Issuer and the Guarantors desire to amend the Collateral Trust Agreement to provide for the release of certain Collateral by the Trustee or by the Notes Collateral Trustee as instructed by the Trustee, as applicable, pursuant to the terms of the Indenture as amended by that Second Supplemental Indenture, dated February [_], 2016; and

WHEREAS, the parties have agreed to amend the Collateral Trust Agreement in accordance with the terms and conditions set forth in the Indenture and the Collateral Trust Agreement.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.Capitalized Terms.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Collateral Trust Agreement.

2.Amendment.  Effective as of the Effective Date, the Collateral Trust Agreement is hereby amended as follows:

(a)	Section 4.1(a)(6) of the Collateral Trust Agreement is hereby amended by deleting the word “and” at the end thereof.
(b)	Section 4.1(a) of the Collateral Trust Agreement is hereby amended by deleting in Section 4.1(a)(7) the “.” and replacing it with “; and”
(c)	Section 4.1(a) of the Collateral Trust Agreement is hereby amended by adding a new Section 4.1(a)(8) after Section 4.1(a)(7) to read as follows:

“as to any Collateral released in accordance with Section 11.02(a)(6) of the Indenture.”

3.Effect of Amendment.  Except as expressly amended hereby, the Collateral Trust Agreement remains in full force and effect.

4.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Counterparts.  The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.

6.Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

REAL ALLOY HOLDING, INC.
REAL ALLOY RECYCLING, INC.
REAL ALLOY SPECIALTY PRODUCTS, INC.
ETS SCHAEFER, LLC
REAL ALLOY SPECIFICATION, INC.
REAL ALLOY BENS RUN, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

Real Alloy Intermediate Holding, LLC

By: /s/ Kyle Ross

Name: Kyle Ross
Title:  President

RA MEXICO HOLDING, LLC

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

(Signature page to Amendment to Collateral Trust Agreement)

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By: /s/ Jane Schweiger

Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Trustee

By: /s/ Jane Schweiger

Name: Jane Schweiger
Title: Vice President

(Signature page to Amendment to Collateral Trust Agreement)